Investor Presentation PORTLAND GENERAL ELECTRIC November 8, 2024 Exhibit 99.1

Cautionary statement 2 Investor Relations Contacts Information Current as of October 25, 2024 Except as expressly noted, the information in this presentation is current as of October 25, 2024 – the date on which PGE filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 2024 - and should not be relied upon as being current as of any subsequent date. PGE undertakes no duty to update this presentation, except as may be required by law. Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on assumptions about the future, involve risks and uncertainties, and are not guarantees. Future results may differ materially from those expressed or implied in any forward-looking statement. These forward-looking statements represent our estimates and assumptions only as of the date set above. The company assumes no obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise. Forward-looking statements include statements regarding the Company's full-year earnings guidance (including assumptions and expectations regarding annual retail deliveries, average hydro conditions, wind generation, normal thermal plant operations, operating and maintenance expense and depreciation and amortization expense) as well as other statements containing words such as "anticipates," "assumptions," "based on," "believes," "conditioned upon," "considers," "could," "estimates," "expects," “expected,” "forecast," "goals," "intends," "needs," "plans," "predicts," "projects," "promises," "seeks," "should," "subject to," "targets," "will continue," "will likely result," or similar expressions. Investors are cautioned that any such forward-looking statements are subject to risks and uncertainties, including, without limitation: the timing or outcome of various legal and regulatory actions; changing customer expectations and choices that may reduce demand for electricity; the sale of excess energy during periods of low demand or low wholesale market prices; operational risks relating to the Company's generation and battery storage facilities, including hydro conditions, wind conditions, disruption of transmission and distribution, disruption of fuel supply, and unscheduled plant outages, which may result in unanticipated operating, maintenance and repair costs, as well as replacement power costs; delays in the supply chain and increased supply costs (including application of tariffs impacting solar module imports), failure to complete capital projects on schedule or within budget, failure of counterparties to perform under agreement, or the abandonment of capital projects, which could result in the Company's inability to recover project costs, or impact our competitive position, market share, revenues and project margins in material ways; default or nonperformance of counterparties from whom PGE purchases capacity or energy, which require the purchase of replacement power and renewable attributes at increased costs; complications arising from PGE’s jointly-owned plant, including ownership changes, regulatory outcomes or operational failures; changes in, and compliance with, environmental laws and regulations, including those that govern emissions from thermal power plants; changes in weather, hydroelectric and energy market conditions, which could affect the availability, cost and required collateral for purchased power and fuel; changes in the availability and price of wholesale power and fuels; changes in customer growth, or demographic patterns, including changes in load resulting in future transmission constraints, in PGE’s service territory; changes in capital and credit market conditions, including volatility of equity markets as well as changes in PGE’s credit ratings and outlook on such credit ratings, reductions in demand for investment-grade commercial paper or interest rates, which could affect the access to and availability or cost of capital and result in delay or cancellation of capital projects or execution of the Company’s strategic plan as currently envisioned; general economic and financial market conditions, including inflation; the effects of climate change, whether global or local in nature; unseasonable or severe weather conditions, wildfires, and other natural phenomena and natural disasters that could result in operational disruptions, unanticipated restoration costs, third party liability or that may affect energy costs or consumption; the effectiveness of PGE’s risk management policies and procedures; PGE’s ability to effectively implement Public Safety Power Shutoffs (PSPS) and de-energize its system in the event of heightened wildfire risk; cybersecurity attacks, data security breaches, physical attacks and security breaches, or other malicious acts against the Company or against Company vendors, which could disrupt operations, require significant expenditures, or result in claims against the Company; employee workforce factors, including potential strikes, work stoppages, transitions in senior management, and the ability to recruit and retain key employees and other talent and turnover due to macroeconomic trends; widespread health emergencies or outbreaks of infectious diseases, which may affect our financial position, results of operations and cash flows; failure to achieve the Company’s greenhouse gas emission goals or being perceived to have either failed to act responsibly with respect to the environment or effectively responded to legislative requirements concerning greenhouse gas emission reductions; social attitudes regarding the electric utility and power industries; political and economic conditions; acts of war or terrorism; changes in financial or regulatory accounting principles or policies imposed by governing bodies; new federal, state, and local laws that could have adverse effects on operating results; and risks and uncertainties related to generation and transmission projects, including, but not limited to, regulatory processes, transmission capabilities, system interconnections, permitting and construction delays, legislative uncertainty, inflationary impacts, supply costs and supply chain constraints. As a result, actual results may differ materially from those projected in the forward-looking statements. Risks and uncertainties to which the Company are subject are further discussed in the reports that the Company has filed with the United States Securities and Exchange Commission (SEC). These reports are available through the EDGAR system free-of-charge on the SEC’s website, www.sec.gov and on the Company’s website, investors.portlandgeneral.com. Investors should not rely unduly on any forward-looking statements. Nick White (503) 464-8073 Nicholas.White@pgn.com Portland General Electric investors.portlandgeneral.com 121 SW Salmon Street Suite 1WTC0506 Portland, OR 97204 Sydnie Hinds (503) 464-7111 Sydnie.Hinds@pgn.com

The Company

PGE at a glance

Quick facts

- Vertically integrated energy company that generates, transmits and distributes electricity
- Approximately 934,000 retail customers within a service area of approximately 1.9 million residents[(1)]
- Roughly half of Oregon's population lives within PGE service area, encompassing 51 incorporated cities entirely within the State of Oregon
- Roughly two-thirds of Oregon's commercial and industrial activity occurs in PGE service area

Leading the way to a clean energy future for Oregon

- Our goals align with the 100% clean energy by 2040 framework. The targets to reduce baseline greenhouse gas emissions from power served to Oregon retail customers are:
  - 80% reduction in greenhouse gas emissions by 2030
  - 90% reduction in greenhouse gas emissions by 2035
  - 100% reduction in greenhouse gas emissions by 2040

3,500+ MWs of Generation


Beaver
Port Westward 1 & 2
OREGON
WASHINGTON
26
Columbia River
84
Portland
Sandy River
T.W. Sullivan
River Mill
Faraday
North Fork
Oak Grove
Willamette River
Clackamas River
Salem
I-5
Washington
Tucannon River Wind Farm
Eastern Oregon
Coyote Springs
Biglow Canyon
Carty
Wheatridge
Central Oregon
Pelton
Round Butte
Montana
Colstrip
Clearwater
Hydro
Gas
Coal
Wind
Service territory

Financial snapshot

- 2023 revenue: $2.9 billion
- 2023 diluted earnings per share: $2.33 GAAP, $2.38 adjusted non-GAAP[(2)]
- Net utility plant assets: $8.6 billion[(1)]

(1) As of December 31, 2023
(2) In 2023, GAAP net income was $228 million, or $2.33 per diluted share. After adjusting for the impacts of Boardman revenue requirement settlement charge, non-GAAP net income was $233 million, or $2.38 per diluted share. The net effect of the deferral release was $0.05 per diluted share (see appendix for important information about non-GAAP measures, guidance, and reconciliations)

4

Investment thesis

Investing in a reliable and clean energy future

- Adopting 100% clean energy by 2040 framework
- Entered into agreements for 475 MW of battery storage and 500 MW of hydro contracts; 2,700 to 3,700 MW of additional non-emitting resources remain to be procured through multi-stage RFP processes through 2030

Building a smarter more resilient grid

- Investing in our system to maintain and increase resiliency to mitigate against extreme weather and wildfires
- Modernizing our grid with a community-centered distribution system to advance environmental justice, accelerate distributed energy resources and maximize grid benefits

Focusing on operational effectiveness and efficiency

- 5% to 7% long-term EPS growth(1) and dividend growth guidance(2)
- Improved key safety and reliability metrics
- Continuing to implement efficiencies and manage costs through technology

High-growth service area

- Urban service territory with strong growth in semiconductor and data center demand
- Growing number of customer connects and 2% long-term load growth, through 2027

Constructive regulatory framework

- Regulatory mechanisms to recover costs and add renewables, including a Renewable Adjustment Clause, Wildfire Mitigation Automatic Adjustment Clause and forward test year
- Vertically integrated, regulated utility

Prioritizing customer service and experience

- No. 1 ranked renewable power program in the Unites States for 15 years(3)
- Ranked #1 in 2024 and as a Top 5 Utility for 2021, 2022 and 2023 in the United States for Customer Experience according to Forrester's The US Customer Experience Index(4)

(1) Long-term EPS growth base year is 2022 adjusted results

(2) The amount and timing of dividends payable and the dividend policy are at the sole discretion of the Portland General Electric Board of Directors and, if declared and paid, dividends may be in amounts that are materially less than projected. EPS estimates and projections are based on assumptions and there can be no assurance regarding the amount of future earnings consistent with earnings guidance

(3) National Renewables Energy Laboratory. NREL did not release rankings in 2011

(4) Forrester's The US Utilities Customer Experience Index Rankings, 2021-2024

5

Diverse, growing service area

- Growing **core urban service area** with strong population growth supporting services (government, education, restaurants, healthcare, and other services)
- **I-5 corridor** and port access provide opportunity for transportation and warehousing and market access for traditional manufacturing (wood products, food, metals)
- **'Silicon Forest' high tech cluster** includes R&D and component manufacturing. Hillsboro fiber infrastructure provides unique opportunity for continued growth connected to AI expansion, including data center and high-tech development. Companies with operations in PGE's service territory include Intel, Lam Research, Analog Devices, Microchip Technologies, Qorvo, Adobe, DRT, QTS and others
- Residential customers accounted for 37% of retail deliveries in 2023, commercial 34%, industrial 29%
- Strong industrial load growth, 7.5% CAGR from 2018-2023
- Forecast energy deliveries growth of 2% per year through 2027 driven by high-tech industrial customers and stable residential and commercial segments


OREGON
WASHINGTON
26
Columbia River
84
Sandy River
Portland
Willamette River
Clackamas River
Salem
I-5
Santiam River
Core metro service area
I-5 corridor
'Silicon Forest' high tech cluster

6

Robust demand growth led by industrial class

2023 Load Mix[1]



29%
37%
34%
Residential
Commercial
Industrial

Historical Growth[1]

2.2%
Total Load Growth CAGR 2018-2023

1.1%
Residential Customer Count Growth CAGR 2018-2023

Track record of strong industrial growth

7.5% Industrial Load Growth CAGR 2018-2023[1][2]

Historical Industrial Load Growth (MWh in thousands)[1][2]



4,376
4,671
4,932
5,361
5,945
6,293
2018
2019
2020
2021
2022
2023

2023 Industrial Load Mix[1]

~50%	~20%	~30%
Semiconductor & High Tech	Data Centers & Artificial Intelligence	Traditional Manufacturing & Other

Ongoing high tech investment in Oregon[3]

$500M+ State grants, loans, and tax credits for Oregon semiconductor industry

$40B+ Expected state-wide semiconductor investment resulting from recent legislative incentives

6,300 Expected job creation from state-wide semiconductor investment from recent legislative incentives

Pacific subsea cables land in Oregon, supporting data center expansion



Hillsboro, OR, United States

Source: TeleGeography

Established Data Center Market Ranking
A recent study [4] ranked Oregon as the **5th largest** data center market nationally

(1) As of December 31, 2023
(2) Includes energy deliveries to commercial and industrial customers that purchase their energy from ESSs
(3) Oregon HB 2009 and Oregon CHIPS Act (SB 4)
(4) Cushman and Wakefield 2024 Global Data Center Market Comparison

7

Note: Dollar values in millions. Capital expenditures exclude allowance for funds used during construction. These are projections based on assumptions of future investment. Actual amounts expended will depend on various factors and may differ materially from the amounts reflected in this capital expenditure forecast (1) Values presented do not include incremental potential investments for future RFP cycles Reliability and resiliency investments Capital expenditures forecast(1) $160 $160 $165 $170 $175 $670 $615 $610 $600 $625 $90 $125 $120 $120 $120 $235 $155 $130 $195 $255 $265 $435 2024 2025 2026 2027 2028 Generation Distribution General, Technology, Strategic BESS Projects Transmission $1,155$1,150 $1,355 $1,285 $1,250 8

Advancing toward a clean energy future PGE has made significant progress toward decarbonization in the past decade Meaningful steps underway to meet 2030 emissions targets: • Removing coal from our portfolio to meet our legislative requirement • Clearwater Wind Development placed in service in January 2024, bringing online 311 MW of non- emitting energy, and entered into agreements for 475 MW of battery storage and 500 MW of hydro contracts • 2,700 to 3,700 MW of additional non-emitting resources remain to be procured through multi- stage RFP processes through 2030 Our decarbonization strategy is multi-faceted to support reliable and affordable power: • Clean energy • Customer-sited solutions • Technology and innovation • Regional solutions to resource adequacy Clean energy transition 9

Resource planning and procurement

2023 RFP

- **May 2023** ✓ — Draft RFP submitted to OPUC for approval
- **February 2024** ✓ — Final RFP issuance to market
- **April 2024** ✓ — Bid submissions received
- **September 2024** ✓ — Submitted request for acknowledgement of final shortlist to OPUC
- **November 2024** — Requested shortlist acknowledgement by OPUC
- **2025** — Execution of final contracts with winning bidders expected throughout 2025[(1)]

Future procurement

- **~3200 MWs** of resource need identified in the 2023 Integrated Resource Plan and Clean Energy Plan
- **~1700[(2)] MWs** of renewable energy and non-emitting dispatchable capacity opportunity within Groups A and B of the 2023 RFP Final Shortlist
- Remaining resource needs will be assessed in the upcoming IRP & CEP Update

- **March 2025** — Targeted IRP & CEP Update filing
- **2025** — Follow-on RFP expected in 2025 to continue addressing remaining needs

(1) Subject to change depending on the quantity and complexity of bids received, should circumstances require, and regulatory processes
(2) MW values do not include 375 MW of nameplate capacity of paired energy storage

10

2023 RFP final shortlist 11 Group A - final shortlist(1) Project Technology Structure MW Company-owned MW 1 Solar, Battery PPA 250(2) — 2 Battery BTA 400 400 3 Solar, Battery BTA 125(2) 125 (1) On October 7, 2024, PGE filed a notification that the 41 MW Solar project in Group A is no longer available as part of the 2023 RFP Final Shortlist (2) MW values do not include nameplate capacity of paired energy storage of 250 MW for project 1 and 125 MW for project 3 (3) Hybrid commercial structure includes a PPA portion and a Company-owned portion of project resources Group B – final shortlist alternates Project Technology Structure MW Company-owned MW 4 Battery PPA 185 — 5 Battery PPA 200 — 6 Battery Hybrid(3) 200 100 7 Battery Hybrid(3) 200 100 8 Battery BTA 100 100 PGE ranked the final shortlist in two groups, prioritized based on performance in the RFP price scoring evaluation, representing the optimal intersection of value to customers at the least-cost and the least-risk. Group A consists of top performing projects and PGE has begun commercial negotiations with all projects. Group B consists of alternate projects, which are also high performing, and PGE may enter commercial negotiations with some or all of these projects.

Illustrative rate base growth

- PGE's five-year base capital expenditure forecast of $6.2 billion drives 8% average rate base growth, from 2022 base year
- Illustrative incremental RFP opportunities[2] potentially increase average rate base growth to 10%, from 2022 base year



$ Billions
$5.6
$5.9
$7.0
$7.7
$7.6
$8.5
$8.2
$9.2
$8.6
$10.0
$9.1
10% CAGR
8% CAGR
2022 (1)
2023
2024E (2)
2025E
2026E
2027E
2028E
Base Capital(3)
Base Capital + Remaining RFP Opportunity(4)

Additional Long Term Growth Considerations

- Tax credits from RFP projects
- Timing of capital expenditures
- Financing execution

$ Billions	2024E	2025E	2026E	2027E	2028E
Avg CWIP (Base Capital)[3]	$0.7	$0.7	$0.6	$0.7	$0.8
Avg CWIP (Base Capital + RFP Opp)[4]	$0.7	$0.8	$0.9	$1.1	$1.1

Note: Amounts presented are for illustrative purposes and represent potential values based on the assumptions outlined below. Amounts do not represent guidance and actual amounts may differ materially

(1) 2022 rate base value based on UE 394 2022 GRC Rate Base amount, inclusive of Colstrip

(2) 2024 beginning rate base is assumed consistent with the stipulated 2024 GRC value ($6.2B) plus capex for the Clearwater wind project

(3) Base scenario illustrates the potential impact of the following assumptions: a) 2024 beginning earnings power rate base consistent with the stipulated 2024 GRC value ($6.2B) plus capex for the Clearwater wind project; b) annual capital expenditures from 2024-2028 consistent with current capital expenditures forecast on slide 8; c) 2024 depreciation and amortization of $500M (mid-point of 2024 earnings guidance assumption); d) 25-year useful life for new asset additions thereafter; e) 2024 average CWIP of $710M (2024 earnings guidance assumption); f) single year closing of non-transmission capex to rate base; g) multi-year closing of transmission capex to rate base, and; h) BESS projects close to rate base upon expected in-service

(4) The base capital + incremental opportunity from RFPs illustrates the potential impact of the following assumptions: a) a total remaining IRP opportunity of 3,200 MW (mid-point of remaining resource need of 2,700 to 3,700 MW, including both energy and capacity resources); b) 25% ownership of the midpoint 3,200 MW opportunity; c) $1,900 installed cost per KW (based on indicative values for 2021 RFP PGE-Owned Resources); d) RFP projects procured in serial cycles and with evenly spread project spend through year-end 2029 (Note: This is illustrative and actual RFP opportunity spend may be unevenly distributed); e) 25-year useful life for RFP asset additions, and; f) multi-year closing of assumed RFP projects to rate base

12

2025 General rate case Rate Case Key Terms – UE 435 (1) Rate Base $7.5 billion Rate Base Increase $878 million, 13% ROE 9.75% Capital Structure 50/50 Cost of Debt 4.628% Cost of Capital 7.189% Revenue Requirement Increase $225 million, including $37 million for power costs Other Key Terms • Recovery of Constable and Seaside BESS projects • Redefining definition of “associated storage” within the Renewable Automatic Adjustment Clause mechanism to include standalone energy storage • Proposed investment recovery mechanism for reliability and resiliency assets • Proposed refund of monetized Investment Tax Credits to customers over 5-year period Management cannot predict the outcome of the rate case and all items are subject to OPUC approval 13 (1) UE 435 terms reflect PGE’s Opening Testimony and Exhibits filed on February 29, 2024

Key Strengths

0.29 2022: 0.74 15 Operational excellence Note: All data is as of December 31, 2023, unless otherwise noted (1) Excluding major event days. Benchmarked against the 2022 Institute of Electrical and Electronics Engineers (IEEE) Reliability survey System Average Interruption Duration Index (SAIDI)(1) 2nd Quartile 2022: 2nd Quartile Continued focus on safety and a leader in reliability Overall Generation Availability 86.5% 2022: 86.3% Lost Time Incident Rate

Customer focus PGE PROGRAMS Enrolled over 69,000(2) households in our Income Qualified Bill Discount Program, 80% program satisfaction rate of households surveyed CUSTOMER SATISFACTION Ranked in the top decile nationwide for Residential Customer Delight according to Escalent’s National Energy Utility Benchmarking Study (2023) (1) #1 Continued position as number 1 ranked renewable power program in the United States for 15 years according to the National Renewable Energy Laboratory (2023) (1) (1) NREL did not release rankings in 2011. Ranking is based on participation of business and residential renewable energy customers in a renewables program (2) Amount enrolled as of December 31, 2023 Ranked as number 1 in 2024 and as a Top 5 Utility for 2021, 2022 and 2023 in the United States for Customer Experience according to Forrester’s The US Customer Experience Index 5 16 TOP

Clean energy and transmission investment Clearwater Wind Facility • 311 MW of emissions-free generation for PGE customers • PGE owns 208 MW of the project • PGE entered into a PPA with a subsidiary of NextEra Energy Resources for the remaining 103 MW • This facility is eligible for recovery under the Renewable Resource Automatic Adjustment Clause (RAAC) Building a smarter, stronger, more flexible grid to deliver the power customers need today and into the future 17 Transmission Projects Multi-phase projects that support customers and improve reliability for the region • Tonquin Project • 115kV transmission lines and substation upgrade • Hillsboro Reliability Project • 230kV transmission lines and substation upgrade • Additional substation upgrades throughout the service territory to enable load growth, led by high-tech and digital customers Advancing the clean energy transition Upgrading infrastructure to enable growth

Long-term financial performance



GAAP EPS (diluted)
Non-GAAP EPS (diluted)
Adjusted Non-GAAP Guidance[7] (diluted)
$2.75[1]
$1.72[1]
$2.72
$2.74[2]
$2.60[2]
$2.38[3]
$2.33[3]
$3.18[4][7]
$3.08[4][7]
2020
2021
2022
2023
2024E [4]

Long-term 5% to 7%[4] earnings growth from 2022 adjusted base year

	2020	2021	2022	2023	2024E [4]
Accounting ROE[6]	6.0%	9.2%	8.5%	7.5%	9.1% - 9.4%[5][6][7]
Allowed ROE	9.5%	9.5%	9.5%	9.5%	9.5%

(1) In 2020 GAAP net income was $155 million, or $1.72 per diluted share. After adjusting for the impacts of the Energy Trading Losses, non-GAAP net income was $247 million, or $2.75 per diluted share. The net effect of the energy trading losses was $1.03 per diluted share (see appendix for important information about non-GAAP measures, guidance, and reconciliations)

(2) In 2022, GAAP net income was $233 million, or $2.60 per diluted share. After adjusting for the impacts of released deferrals related to 2020, non-GAAP net income was $245 million, or $2.74 per diluted share. The net effect of the deferral release was $0.14 per diluted share (see appendix for important information about non-GAAP measures, guidance, and reconciliations)

(3) In 2023, GAAP net income was $228 million, or $2.33 per diluted share. After adjusting for the impacts of Boardman revenue requirement settlement charge, non-GAAP net income was $233 million, or $2.38 per diluted share. The net effect of the deferral release was $0.05 per diluted share (see appendix for important information about non-GAAP measures, guidance, and reconciliations)

(4) Estimates and projections are based on assumptions and there can be no assurance regarding the amount of future earnings consistent with earnings guidance and earnings growth guidance

(5) 2024E Accounting ROE calculated based on adjusted earnings guidance range of $3.08 to $3.18 (see appendix for important information about non-GAAP measures, guidance, and reconciliations)

(6) Return on average equity

(7) See appendix for important information about non-GAAP measures, guidance, and reconciliations

18

$1.18 $1.26 $1.34 $1.43 $1.52 $1.59 $1.70 $1.79 $1.88 $1.98 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024E Actual Payout Ratio Long-term dividend growth guidance of 5-7%(4) 70% 60% Dividends declared per common share(3) Targ et P ayo u t R atio (4) 19 Proven dividend growth (5) (1) Compound Annual Growth Rate from 2015 through 2024E (2) Compound Annual Growth Rate from 2020 through 2024E (3) Represents annual dividends declared per common share (4) Estimates and projections are based on assumptions and there can be no assurance regarding the amount of future dividends. The amount and timing of dividends payable and the dividend policy are the sole discretion of the Portland General Electric Board of Directors, and if declared and paid, dividend may be in amounts that are less than projected (5) 2024E estimated dividends declared based on annualization of quarterly dividend declared in April 2024. 2024E dividend payout ratio is calculated using the midpoint of adjusted earnings guidance of $3.08 to $3.18

Liquidity and financing

Total Liquidity: $1,023 million
as of September 30, 2024 (dollars in millions)


Cash
$35
Letters of Credit
$238
Credit Facilities
$750

Ratings	S&P	Moody's
Senior Secured	A	A1
Senior Unsecured	BBB+	A3
Commercial Paper	A-2	P-2
Outlook	Stable	Negative

Actual and expected 2024 debt financings (dollars in millions)	Q1	Q2	Q3	Q4
Long-term debt	$450			$300

Estimated equity financings (dollars in millions)	2024 - 2026
Base equity	~$300/year
Equity for potential RFP ownership	Financed in line with 50/50 capital structure

ATM Programs

- Priced $300 million[(1)] of the current ATM facility to meet 2024 base equity needs, with $178 million settled to date
- Entered into a new ATM facility for up to $400 million[(2)] to support future base and potential RFP ownership equity needs

(1) PGE entered into an at-the-market offering program in the second quarter of 2023. In March 2024, the Company issued 1,714,972 shares pursuant to the agreements and received net proceeds of $78 million. In 2024, PGE entered into additional forward sale agreements with forward counterparties, exhausting the $300 million facility. In the third quarter of 2024, the Company issued 2,351,070 shares pursuant to the agreements and received net proceeds of $100 million. The Company could have physically settled the remaining amount by delivering 2,788,431 shares in exchange for cash of $118 million as of September 30, 2024. Any proceeds from the issuances of common stock will be used for general corporate purposes and investments in renewables and non-emitting dispatchable capacity

(2) On July 26, 2024, PGE entered into an equity distribution agreement under which it could sell up to $400 million of its common stock through at the market offering programs. The Company has not yet transacted under this program. Any proceeds from the issuances of common stock will be used for general corporate purposes and investments in renewables and non-emitting dispatchable capacity

20

Environmental, Social and Governance

Environmental, social, & governance highlights GHG Emissions Targets In 2023, PGE’s total system load was composed of 35% specified, non-emitting energy sources. PGE continued to make steady progress, reducing emissions from unspecified sources(1), procuring clean energy resources and investing in the tools that will support driving emissions toward target levels in future years Clean Energy Investment Completed construction of the new Clearwater 311 MW wind energy facility in January 2024 and procured 475 MW of battery energy storage systems to begin serving customers in 2024 and 2025 Green Financing Framework Executed an additional $500 million in green bonds in 2023 to continue supporting clean energy investments under our Green Financing Framework Diversity, Equity and Inclusion Amidst tight labor market conditions, PGE continued to attract and retain a diverse workforce, with women accounting for over 35% and Black, Indigenous and People of Color (BIPOC) employees more than a fourth, of the leadership at PGE Our 2023 Environmental, Social & Governance Report highlights key initiatives and achievements that support PGE’s commitment to decarbonization and advancing well-being for customers, employees, communities and the environment Decarbonize Electrify Perform 22 1) Unspecified sources consist of purchased power for which a specific generating resource is not defined, and could be any of the generation types (e.g., wind, hydro, gas)

Clean energy commitment

PGE's clean energy and emissions goals have always been rooted in our customers' preferences, who are some of the most sophisticated renewable energy buyers in the world

Resource mix for PGE's total system load[1]
Retail and wholesale



35%
Non-emitting
Solar 4%²
Wind 10%
Hydro 21%³
16% Other & Unspecified⁴
41% Natural Gas
8% Coal

Scope 1[5]
6.84 million metric tons of CO_2e

Scope 1 emissions includes all of PGE's direct emissions, made up of fuel burned by thermal generating resources, fuel burned by PGE's vehicle fleet and natural gas used at PGE's office facilities.

Scope 2[5]
0.04 million metric tons of CO_2e

Scope 2 emissions are emissions related to Transmission and Distribution line loss and emissions associated with power purchased from a third party that is consumed by PGE.

Scope 3[5]
2.29 million metric tons of CO_2e

Scope 3 emissions include the generation of purchased electricity then sold to end users. Reporting and data collection capabilities are still being developed for other Scope 3 sources of emissions.

PGE's goals go above and beyond required emission reduction targets and PGE was the first utility in the U.S. to sign The Climate Pledge

- Commitment to reach net-zero carbon emissions by 2040, which will require reducing Scope 1, 2 and 3 emissions

PGE has made significant progress towards decarbonization in the past decade, with meaningful steps in place to meet future goals

- By 2030, PGE will no longer generate electricity with coal to serve Oregon customers
- 2,700 to 3,700 MW of additional non-emitting resources to be procured through 2030
- Commitments to reduce environmental impacts from other areas of the business, including goals set to electrify PGE's vehicle fleet

1. Percentages above represent 2023 resource mix from PGE's total system load, inclusive of wholesale volumes
2. Represents utility-scale solar, does not include customer rooftop solar resources
3. Hydro amounts include purchases from Bonneville Power Administration, which may have an immaterial amount of emissions associated with them, per ODEQ rules
4. Unspecified is purchased power for which a specific generating resource is not defined and could be any of the generation types (e.g., wind, hydro, gas)
5. As of December 31, 2023

23

Green financing framework

PGE

2021

Adopted

our **Green Financing Framework** under which we issue green financing instruments to finance or refinance sustainable projects

2021

Issued

$150M in inaugural green bonds to finance the first-of-its scale **Wheatridge** renewable facility

2022

Issued

$100M in green bonds, which were funded in 2023, supporting the development of **Constable** and **Seaside** battery projects

2022

Executed

a **$499M** equity forward agreement, a first-of-its kind Green Use of Proceeds equity offering. Proceeds support the construction of **Clearwater Wind Facility** and **Constable** battery project

2023

Issued

$500M in green bonds to support the **Seaside** battery project and future renewable projects

24

25 Community and employee engagement $197M spent with diverse suppliers in 2023, 18% of total spend for 2023 20,000+ volunteer hours completed by employees and retirees 67% employee participation in charitable giving and/or volunteering $4.6M in total charitable giving Established Community Benefits and Impact Advisory Group, working to develop more equitable strategies for the clean energy future Developed a Strategic Tribal Engagement Plan (STEP), enhancing engagement with the 7 area Tribes that PGE works with Multiple leadership development programs offered to employees to cultivate high performing and diverse leaders Women make up over one-third of leadership, including our CEO Black, Indigenous and People of Color make up over one-fourth of leadership 100% rating as a Best Place to Work for LGBTQ Equality for 10 years in a row Recognized globally in the 2023 Bloomberg Gender Equality Index 27% 35% Note: Information above is as of December 31, 2023

Diverse and experienced Board

	Name	Age	Director Since	Industry/Experience	Diversity	Committee Membership[1]	Other Public Boards
	**Dawn Farrell** Independent	64	2022	Utilities/Energy	White/Woman	• Finance • Governance	1
	**Marie Oh Huber** Independent	62	2019	Law/Technology/Customer Experience	Asian/Woman	• Compensation • Governance, Chair	0
	**Kathryn Jackson** Independent	66	2014	Technology/Environmental	White/Woman	• Audit and Risk • Governance	2
	**Michael Lewis** Independent	61	2021	Utilities	African American/Man	• Compensation • Finance, Chair	2
	**Michael Millegan** Independent	65	2019	Communications/Technology	African American/Man	• Audit and Risk, Chair • Compensation	1
	**John O'Leary** Independent	63	2024	Automotive/Clean Transportation	White/Man	• Audit and Risk • Finance	1
	**Patricia Pineda** Independent	72	2022	Human Resources/Consumer Products	Latina/Woman	• Compensation, Chair • Finance	2
	**Maria Pope** President and CEO	59	2018	Utilities/Finance	White/Woman		1
	**James Torgerson** Independent Chair	71	2021	Energy/Finance	White/Man	• Audit and Risk • Governance	0

Track record of thoughtful refreshment enables us to have a Board with the experience and diverse perspectives needed to oversee our business

Diverse and Independent Leadership

Board Tenure



< 5 years
5 - 10 years
> 10 years
1
2
6

Board Diversity



Race/Ethnic Diversity 4
Gender Diversity 5
Independence 8

Board Skills



Finance and Accounting 7
Industrial and Utility Operations 7
Tech., Cybersecurity and Information Security 5
Innovation and Transformation 9
Environmental and Sustainability 7
Government, Regulatory and Public Policy 8
Human Capital Management and Culture 8
Infrastructure Development 5
Risk Management and Compliance 8
Strategic Planning, Business Development 9
Community Ties, Service and Leadership 7
Corporate Governance 7
Consumer Products/Customer Expectations 6

(1) Key to Abbreviated Committee Names: Compensation- Compensation, Culture and Talent Committee, Governance- Nominating, Governance and Sustainability Committee
Note: Information as presented in the 2024 Proxy statement, filed on March 6, 2024, except Committee Membership, which is current

26

8% 8% 73% Workforce Racial/Ethnic Diversity(1) Two or more races African-American or Black Native Hawaiian or other Pacific Islander American Indian or Alaska Native Not declared Asian Hispanic or Latino White Diversity, equity, and inclusion Committed to DEI across our business • Partners and suppliers: Increased our supplier diversity to 18% of total supplier spending in 2023, up from 14% in 2022 • Awareness, education, and training: Racial equity education for our board, leadership and employees • Recruitment and development: Development opportunities for underrepresented, high-potential employees interested in leadership • Awards and recognition: Perfect score on the Human Rights Corporate Equality Index for 10 years in a row and inclusion in the Gender-Equality Index for 5 years in a row • Competitive pay and benefits: Diversity metrics included in incentive programs. PGE employees in the same role, with comparable work experience, at the same location earn a near-perfect dollar-for-dollar pay • Policies and purpose: Human Rights Policy Statement established, promoting our commitment to our employees, communities, suppliers and partners 27 0.5% 33.0% 66.5% Workforce by Gender(1) Not declared Women Men 11%(2) (1) As of December 31, 2023 (2) Two or more races, 3%; African-American or Black, 3%; Native Hawaiian or other Pacific Islander, 1%; American Indian or Alaska Native, 1%; No answer, 3%

Appendix

WMP Annually, PGE files a Wildfire Mitigation Plan with the OPUC which summarizes our approach to addressing wildfire risk. The 2024 Wildfire Mitigation Plan (Docket UM 2208) was submitted in December 2023 PGE’s Wildfire Automatic Adjustment Clause (AAC) is designed to enable timely recovery of wildfire mitigation costs, including O&M and capital expenditures AAC PGE works closely with key stakeholders to plan and coordinate on wildfire prevention and response, including Wildfire regulatory framework • Electric Power Research Institute • Western Energy Institute • Edison Electric Institute • US DOE • Federal fire agencies • International Wildfire Risk Mitigation Consortium • Peer utilities • State, Tribal and local fire agencies • Fire management officers • District foresters • Oregon Department of Forestry • Oregon Joint Use Association • Private landowners 29 PANO AI cameras detect fires and notify PGE and local agencies instantaneously

PGE's wildfire risk mitigation hierarchy

PSPS
PGE turns off power in a limited, high-risk area to help reduce the risk of wildfire and to help protect people, property and the environment

OPERATIONAL PRACTICES
Implement operational system settings, including protection systems, line and vegetation maintenance, and using a risk-informed protection strategy to reduce risk of ignitions

SITUATIONAL AWARENESS
Improve PGE's wildfire-related risk management and situational awareness capabilities

SYSTEM HARDENING
Implement a systematic, risk-informed approach to identify and prioritize system hardening and resiliency measures to avoid potential fires and protect PGE assets

Public Safety Power Shutoff

2 In response to extreme conditions, PGE has successfully implemented two Public Safety Power Shutoffs (PSPS), one in 2020 and one in 2022 to protect lives, property and public spaces

Operational Practices

- **11** Defined high risk fire zones (HFRZs) within PGE's service territory
- **2.4%** Percent of PGE customers within HFRZs
- **9%** Percent of PGE service territory identified as HFRZ
- **4%** Percent of PGE's overhead system located within a HFRZ
- **78** Reclosers throughout HFRZs, enabling operational readiness and protection during fire season



Hillsboro
Portland
Gresham
Newberg
Salem
Mt. Hood National Forest
Oregon Metro, Oregon State Parks, Esri, HERE, Garmin, FAO, NOAA, USGS, Bureau of Land Management, EPA, NPS, Esri, CGIAR, USGS

High Fire Risk Zones (brightly shaded) within PGE's service territory (outlined)

System Hardening And Situational Awareness

- **$91M** Forecasted 2024 Wildfire Mitigation spend[1]
- **50%** Percent of distribution lines that are undergrounded in PGE's service territory
- **100%** HFRZ camera detection and weather station coverage

1) Per PGE's 2024 Wildfire Mitigation Plan. Amount calculated using the midpoint of the $43 - $49.2 forecasted capital costs

30

Temporarily turning off power during extreme weather conditions to reduce wildfire risk Public safety power shutoff (PSPS) 31

Oregon Constructive regulatory / policy framework Federal • Oregon legislation requires 100% clean energy by 2040 • Oregon Public Utility Commission • Governor-appointed 3-member commission with staggered 4-year terms • Commission has consistently approved investments in renewables, going back to Biglow Canyon Wind Farm, which went online 15 years ago • Regulatory dynamics support PGE and the transition to clean energy • Renewable Portfolio standard (adopted in 2007; increased in 2016) • Renewable Adjustment Clause • Forward test years • Integrated resource planning framework • Accelerated depreciation of Colstrip to 2025 • History of reasonable settlements in rate cases • Regulatory support for recovery of storm response and wildfire mitigation costs • The Inflation Reduction Act (IRA), which was signed into law in August 2022, is expected to further enhance PGE’s already strong prospects for renewables-based growth • Better positions renewables to be owned and operated by regulated utilities like PGE and makes renewables more affordable for PGE customers • Allows for solar projects to elect ITC or PTC • Allows for the transfer of tax credits after 2022 • Standalone storage can earn tax credits • Makes tax credits available for renewable energy through the later of 2032 or when annual greenhouse gas emission in the U.S. electric sector falls 75% from 2022 levels • Effectively increases the competitiveness of renewables relative to conventional generation, bolstering long-term deployment • Improves the economics for repowering existing renewables as they age PGE’s regulatory framework in Oregon, along with the recently-signed IRA, position the company to play an important role in the decarbonization of Oregon 32

Recovery of power costs

Annual power cost update tariff

- Annual reset of prices based on forecast of net variable power costs (NVPC) for the coming year
- Subject to OPUC prudency review and approval, new prices go into effect on or around January 1 of the following year



1.
Total Power Cost Actuals
-
80% of RCE Costs
= Power Cost Actuals Less RCE Costs
2. Power Cost Sharing
Power Cost Actuals Less RCE Costs
Customer Surcharge
90/10 Sharing
$30 million
Baseline NVPC
($15) million
90/10 Sharing
Customer Refund
Deadband
3. Earnings Test
Customer Surcharge
Return on Equity (%)
8.5
9.5
10.5
Customer Refund

- PGE can recover 80% of power costs prudently incurred during Reliability Contingency Events (RCEs) subject to the following criteria:
  - Day-Ahead Mid-C index prices exceed $150/MWh
  - PGE is eligible to request or acquire RA assistance through a regional RA program in which it participates
  - A neighboring Balancing Authority has publicly declared an event that indicates potential supply or actual supply constraints
- PGE absorbs power costs/benefits, excluding the 80% RCE Cost recovery, within the deadband range. Amounts outside the deadband are shared 90% with customers and 10% with PGE, subject to an earnings test applied using the regulated ROE as a threshold
- Customer surcharge occurs if PGE's actual regulated ROE is below 8.5% (ROE will not exceed 8.5% with surcharge); Customer refund occurs if PGE's actual regulated return is above 10.5% (regulated return will not decrease below 10.5% with refund)

Detriment / (Benefit) PCAM Baseline at Year End[1]:

	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023
Over / (Under)	($7)	($3)	($10)	$15	($3)	$5	$ (13)	$30[2]	$23	$5

(1) Dollar values in millions
(2) Represents variance to baseline net of 90% of the excess variance to be collected from customers

33

17.5 15.8 0.0 5.0 10.0 15.0 20.0 EEI U.S. Average PGE - Sch. 7 Residential Electric Service Prices: 1,000 kWh monthly consumption (Prices in cents per kWh) Commercial Electric Service Prices: 40 kW demand and 14,000 kWh monthly consumption (Prices in cents per kWh) Note: EEI U.S. Average is based on Investor-owned utilities only Source: EEI Typical Bills and Average Rates Report for Prices in effect July 1, 2023 34 Industrial Electric Service Prices 1,000 kW peak demand and 400,000 kWh monthly consumption (Prices in cents per kWh) Large Industrial Electric Service Prices 50,000 kW peak demand and 32,500,000 kWh monthly consumption (Prices in cents per kWh) Average retail price comparison 15.0 11.1 0.0 5.0 10.0 15.0 EEI U.S. Average PGE - Sch. 83 12.6 8.8 0.0 5.0 10.0 15.0 EEI U.S. Average PGE - Sch. 85 10.3 7.7 0.0 5.0 10.0 15.0 EEI U.S. Average PGE - Sch. 89

2024 Earnings Sensitivities 35 Sensitivity Full-Year Adjusted EPS Impact Load Growth - Residential(1) ± 1% ± $0.07 Load Growth – Commercial(1) ± 1% ± $0.02 Load Growth – Industrial(1) ± 1% ± $0.01 O&M Expense ± $10 million ± $0.07 Interest Rates(2) ± 25 bps ± $0.01 Effective Tax Rate ± 1% ± $0.03 (1) Assumes incremental load is charged at average retail rate per customer class and served at average Annual Update Tariff (AUT) power cost rate (2) Assumes interest rate impact for full year on outstanding debt issuances and expected debt financings in 2024

This presentation contains certain non-GAAP measures, such as adjusted earnings, adjusted EPS and adjusted earnings guidance. These non-GAAP financial measures exclude significant items that are generally not related to our ongoing business activities, are infrequent in nature, or both. PGE believes that excluding the effects of these items provides a meaningful representation of the Company’s comparative earnings per share and enables investors to evaluate the Company’s ongoing operating financial performance. Management utilizes non-GAAP measures to assess the Company’s current and forecasted performance, and for communications with shareholders, analysts and investors. Non-GAAP financial measures are supplementary information that should be considered in addition to, but not as a substitute for, the information prepared in accordance with GAAP. Items in the periods presented, which PGE believes impact the comparability of comparative earnings and do not represent ongoing operating financial performance, include the following: • 2020: Certain energy trading losses • 2022: Non-cash Wildfire and COVID deferral reversal charge associated with the year ended 2020, resulting from the OPUC’s 2022 GRC Final Order earnings test • 2023: Boardman revenue requirement settlement charge associated with the year ended 2020, resulting from the OPUC’s 2022 GRC Final Order Due to the forward-looking nature of PGE’s non-GAAP adjusted earnings guidance, and the inherently unpredictable nature of items and events which could lead to the recognition of non-GAAP adjustments (such as, but not limited to, regulatory disallowances or extreme weather events), management is unable to estimate the occurrence or value of specific items requiring adjustment for future periods, which could potentially impact the Company’s GAAP earnings. Therefore, management cannot provide a reconciliation of non-GAAP adjusted earnings per share guidance to the most comparable GAAP financial measure without unreasonable effort. For the same reasons, management is unable to address the probable significance of unavailable information. PGE’s reconciliation of non-GAAP earnings for the years ended December 31, 2020, December 31, 2022, and December 31, 2023 are on the following slide. 36 Non-GAAP financial measures

Non-GAAP Earnings Reconciliation for the year ended December 31, 2022 (Dollars in millions, except EPS) Net Income Diluted EPS GAAP as reported for the year ended December 31, 2022 $233 $2.60 Exclusion of 2020 Wildfire and COVID deferral reversal 17 0.19 Tax effect (1) (5) (0.05) Non-GAAP as reported for the year ended December 31, 2022 $245 $2.74 Non-GAAP financial measures (1) Tax effects were determined based on the Company’s full-year blended federal and state statutory tax rate 37 Non-GAAP Earnings Reconciliation for the year ended December 31, 2020 (Dollars in millions, except EPS) Net Income Diluted EPS GAAP as reported for the year ended December 31, 2020 $155 $1.72 Exclusion of certain trading losses 127 1.42 Tax effect (1) (35) (0.39) Non-GAAP as reported for the year ended December 31, 2020 $247 $2.75 Non-GAAP Earnings Reconciliation for the year ended December 31, 2023 (Dollars in millions, except EPS) Net Income Diluted EPS GAAP as reported for the year ended December 31, 2023 $228 $2.33 Exclusion of Boardman revenue requirement settlement charge 7 0.07 Tax effect (1) (2) (0.02) Non-GAAP as reported for the year ended December 31, 2023 $233 $2.38